EXHIBIT 10.98

Confidential Treatment
Requested Pursuant to Rule 24b-2

AMENDMENT N°5

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 1/12

AMENDMENT N°5 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°5 (the “Amendment N°5”) dated 31 December 2018 is made

BETWEEN:

AIRBUS S.A.S. a société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”);

(the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.

The Buyer and the Seller have signed on 03 March 2015 a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Purchase Agreement”.

B.	The Buyer and the Seller have signed an amendment n°1 dated 31 May 2016 with reference CLC-CT1614983 (“Amendment N°1”) whereby the Buyer [*].

C.

The Buyer and the Seller have signed an amendment n°2 dated 19 June 2017 with reference CLC-CT1702508 (“Amendment N°2”) for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo aircraft.

D.	The Buyer and the Seller have signed an amendment n°3 dated 02 October 2017 with reference CLC-CT1705177 (“Amendment N°3”) in order to [*].

E.

The Buyer and the Seller have signed an amendment n°4 dated 27 December 2017 with reference CLC-CT1709653 (“Amendment N°4”) for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo aircraft.

The Purchase Agreement as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

F.	The Parties agree to [*].

G.	[*], the Buyer and the Seller have entered into:

- an amendment N°10 to the A350 Agreement dated as of even date herewith to provide for the purchase of three (3) A350-900 aircraft and one (1) A350-1000 aircraft (the “A350 Amendment”); and

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 2/12

H.	[*], the Buyer and the Seller now wish to enter into this Amendment N°5 in order to, among other things, [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°5. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 3/12

1.           [*]

2.           [*]

3            [*]

4.           DELIVERY SCHEDULE

[*], the table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

5.           [*]

6.           SUPPORT / TRAINING MATTERS

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered twenty-five (25) Aircraft unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 4/12

understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1      FLIGHT OPERATIONS TRAINING

1.1   Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2   Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3   Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a pro-rata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4   Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

2      PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3      MAINTENANCE TRAINING

3.1   The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 5/12

3.2   The Seller will provide to the Buyer [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4      TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1   For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2   For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3   For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4   For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

7.           EFFECTIVITY

This Amendment N°5 will enter into full force and be binding upon the Parties upon the fulfilment of each of the following conditions (the “Conditions”) (the date on which the Conditions are fulfilled is the “Effective Date”): [*]

If any the Conditions are not fulfilled on or before 31 December 2018, this Amendment N°5 shall be terminated without further act and the Buyer and the Seller shall have no obligation or liability to the other, whether in contract, at law or otherwise in respect of this Amendment N°5.

8.           INCONSISTENCY AND CONFIDENTIALITY

8.1         In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°5, the latter shall prevail to the extent of such inconsistency,

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 6/12

whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

8.2         This Amendment N°5 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

8.3         This Amendment N°5 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

9.          COUNTERPARTS

This Amendment N°5 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.         LAW AND JURISDICTION

This Amendment N°5 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°5 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 7/12

IN WITNESS WHEREOF this Amendment N°5 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ John L. Plueger		/s/ Benoît de Saint-Exupéry

By:	John L. Plueger	By:	Benoît de Saint-Exupéry

Its:	CEO	Its:	Senior Vice President, Contracts

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 8/12

APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2018	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2023	[*]

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A330-900neo Purchase Agreement	Private & Confidential
Ref. CLC – CT1709653	Page 9/12

LETTER AGREEMENT NO 1 TO AMENDMENT NO. 5

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

31 December 2018

Subject  :  [*]

AIR LEASE CORPORATION ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into Amendment No. 5 dated as of the date hereof (the “Amendment”) to the A330 Purchase Agreement with reference CLC-CT1405166 signed on 03 March 2015 ("the Agreement") which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation	Private & Confidential
Letter Agreement No. 1 to Amdt 5 to A330neo Purchase Agreement	Page 10/12
Ref. CLC – CT1405166

LETTER AGREEMENT NO 1 TO AMENDMENT NO. 5

1.           [*]

2.           INCONSISTENCY AND CONFIDENTIALITY

2.1         In the event of any inconsistency between the terms and conditions of this Letter Agreement and the Agreement as amended by the Amendment, the former shall prevail to the extent of such inconsistency, whereas the part of the Agreement as amended by the Amendment not concerned by such inconsistency shall remain in full force and effect.

2.2         This Letter Agreement reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both parties.

2.3         This Letter Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

3.           ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of this Clause shall be void and of no force or effect.

4.           COUNTERPARTS

This Letter Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

5.           LAW AND JURISDICTION

This Letter Agreement shall be governed by and construed and the performance thereof shall be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the applicable Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation	Private & Confidential
Letter Agreement No. 1 to Amdt 5 to A330neo Purchase Agreement	Page 11/12
Ref. CLC – CT1405166

LETTER AGREEMENT NO 1 TO AMENDMENT NO. 5

If the foregoing correctly sets forth your understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ John L. Plueger		/s/ Benoît de Saint-Exupéry

By:	John L. Plueger	By:	Benoît de Saint-Exupéry

Its:	CEO	Its:	Senior Vice President, Contracts

Air Lease Corporation	Private & Confidential
Letter Agreement No. 1 to Amdt 5 to A330neo Purchase Agreement	Page 12/12
Ref. CLC – CT1405166